Exhibit 10.3

Confidential Treatment Requested

THIRD AMENDMENT TO SERVICES AGREEMENT

This Third Amendment (the “Amendment”) to the Services Agreement (the “MAS Agreement”), dated as of March 25, 2005 as amended by the First and Second Amendment to the Services Agreement dated March 2008 and March 1, 2011 is entered into as of December 31, 2011 (the “Amendment Effective Date”) by and between National Financial Services LLC (“NFS”) and Envestnet Asset Management, Inc. (“Envestnet”). Reference is made to a certain Technology and Services Agreement dated as of March 31, 2008 between FMR LLC and Envestnet (the “FMR Agreement”; the MAS Agreement and the FMR Agreement are collectively referred to as the “Agreement”). Except as otherwise defined herein, the capitalized terms in this Amendment shall have the meanings ascribed to such terms in the Agreement. To the extent there is a conflict between this Amendment and the Agreement, the terms of this Amendment shall control.

WHEREAS, NFS and Envestnet entered into the MAS Agreement pursuant to which, among other things, NFS and Envestnet agreed to provide certain Services; and

WHEREAS, NFS and Envestnet desire to amend Exhibit K Fee & Billing Schedule of the MAS Agreement to revise the fee schedule and the administrative service fee to NFS.

NOW THEREFORE, in consideration of the promises, covenants, representations and warranties contained herein, and intending to be legally bound hereby, for other good and valuable consideration, the parties hereto agree as follows:

1. Exhibit K Fee & Billing Schedule of the MAS Agreement shall be amended and replaced with the attached Exhibit K.

2. Section 3a Term shall be amended and replaced with the following: This Agreement shall commence on the Effective Date, and unless earlier terminated as specified herein, shall continue unless and until terminated in accordance with the provisions of this Section 3 (the “Term”).

3. Section 3d Term and Termination shall be amended and replaced with the following: If either party terminates this Agreement pursuant to Section 3(b) or 3(e), or NFS terminates this Agreement pursuant to Section 3(f), NFS shall have the right to postpone such termination of this Agreement (and keep this Agreement in full force and effect) for a period of time specified by NFS (which period shall not exceed 270 days) during which time Envestnet shall continue to provide the Services hereunder (and NFS and Advisors shall continue to have the right to use the License to enable NFS and the Advisors the opportunity to find another solution for the Clients the Advisors have referred to Envestnet) in exchange for the compensation specified in each of the Tri-Party Agreements that are in effect at that time.

4. This together with the Agreement, constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes all other such prior or contemporaneous oral and written agreements and understandings. Any modification or waiver of any provision must be made in writing and signed by authorized representatives of both parties. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. Except as specifically amended by this Amendment, the Agreement shall continue unchanged and in full force and effect according to its terms. This Amendment may not be altered, amended, or modified except by a written instrument signed by an authorized representative of each Party.

Confidential Treatment Requested

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment as of the day and year first above written.

Envestnet Asset Management, Inc.		National Financial Services, LLC

By:	/s/ Judson Bergman	By:	/s/ Pui Shan Ng

Name:	Judson Bergman	Name:	Pui Shan Ng

Title:	CEO	Title:	Vice President

Confidential Treatment Requested

EXHIBIT K

FEE & BILLING SCHEDULE

Administrative Services Fee

Envestnet acknowledges and agrees that NFS will provide certain administrative services to certain of NFS’ clients in connection with NFS’ clients using the Envestnet Programs and Services, In consideration therefore, Envestnet agrees that it will pay Fidelity an administrative services fee (the “Administrative Services Fee or Admin Fee”). Such administrative services include certain transition, training and operational support to NFS clients as well as NFS associates regarding the Streetscape offering including the Envestnet Programs and Services as well as the facilitation of operational and service issue resolution with Envestnet on behalf of NFS clients.

In recognition of the administrative services provided by NFS, Envestnet agrees to the fees described in this Exhibit. Such fees shall be effective beginning January 1, 2012.

Legacy [***] Firms

With respect to program assets that were formerly a [***] (“[***]”) client relationship, Envestnet will pay an Administrative Service Fee in the amount of [***]% of the Platform Fee charged by Envestnet to clients on new accounts opened beginning the month following the execution of the Amendment (“New Accounts”), subject to the passing the Quarterly Test.

[***]

Envestnet will pay an Administrative Services Fee in the amount of [***]% of the Platform Fee on [***]New Accounts custodied at NFS, subject to the passing the Quarterly Test.

Envestnet Direct

Any Envestnet client firm custodied at NFS or Fidelity Brokerage Services, LLC (“FBS”) that is not classified as MAS or MAR, [***],[***],[***], or [***]Client will be considered Envestnet Direct. Envestnet will pay an Administrative Fee in the amount of [***]% of the Platform Fee on New Accounts, subject to passing the Quarterly Test.

Transition of Accounts

With respect to existing client firm accounts that are not New Accounts that transition from Envestnet Direct (including Legacy [***] Firms) to MAS, Envestnet will pay an Administrative Service Fee in the amount of [***]% of the Platform Fee, subject to passing the Quarterly Test. For New Accounts opened in MAS, as well as existing accounts that subsequently move to a new MAS program, the applicable Administrative Service Fee for such MAS Program will apply. For New Accounts opened before transitioning to MAS, Envestnet will continue to pay the Administrative Service Fee that was in effect before transition. In addition, when a MAS program client firm moves to an Envestnet Direct relationship and remains custodied at NFS, Envestnet will pay the MAS Administrative Service Fee on both existing and New Accounts.

Quarterly Test

The Quarterly Test is the calculation for account growth. The Quarterly Test is performed each quarter for each client firm participating in the Legacy [***],[***]or Envestnet Direct programs. Envestnet will compare the number of accounts at the end of the quarter to the number of accounts at the beginning of the quarter for a given client firm. If the number of accounts at the end of the quarter is higher than the number of accounts at the beginning of the quarter, then Envestnet will pay NFS the

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Administrative Fee on all New Accounts for the client firm for that particular quarter. If the client firm does not pass the Quarterly Test, then Envestnet will not pay an Administrative Fee on the New Accounts for that particular quarter. Zero balance accounts will not be included when determining the number of accounts.

Some client firms may have accounts in both MAS and non-MAS programs custodied at Fidelity. For calculation of the Quarterly Test, Envestnet will sum the accounts in both the MAS and the Legacy[***],[***], or Envestnet Direct programs for that client firm.

Additional Items

Envestnet represents that it does not provide products and services substantially similar to the Envestnet Products and Services to any of its other clients at prices or fees lower than the Discount or at a discounted price with more favorable terms. Envestnet further agrees that if, at any time after the effective date of this Amendment (the “Effective Date”), Fidelity will be treated as a “Most Favored Customer” in terms of overall relationship pricing, such that the Discount will be the lowest overall relationship pricing offered to clients by Envestnet purchasing substantially the same set of Envestnet Products and Services. The parties agree that, for the purposes of interpreting the foregoing, the parties shall consider, in good faith and by way of example and not as a limitation of the relevant factors, volumes, business mix, industry affiliations, and significant revenue differentials in determining whether terms offered to a Client are more favorable than those extended to Fidelity at such time.

The parties acknowledge that Envestnet’s accommodation of an NFS request to discount pricing for a particular Advisor further than the rates stated below is not meant to establish new pricing levels or terms for the MAS Programs.

The parties agree that during the term of the MAS Agreement Envestnet will not compete directly against the MAS Program for Advisors or prospective Advisors custodied at NFS.

The following is the fee schedule for the Envestnet Programs and Services including the Admin Fee paid to Fidelity.

Fee Schedule

SECTION 1: SEPARATELY MANAGED ACCOUNTS

Separately Managed Accounts (SMA) - Bundled

The bundled SMA program includes full proposal generator, access to managers, research, billing, and performance reporting. The Mutual Fund Choice program is for mutual funds that complete an SMA allocation.

Equity & Balanced SMA – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5		Disc 6		Disc 7
First $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Equity & Balanced SMA – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5		Disc 6		Disc 7
First $1B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Fixed Income SMA/Mutual Fund Choice – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5
First $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Fixed Income SMA/Mutual Fund Choice – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5
First $1B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Customized Equity and Balanced Portfolios

One-time set up charge of $[***] per model or $[***] for a set of 7 models applies. Home Office must use the Manager Console to manage portfolios. Portfolios must not contain actual bonds. Trading is done by Envestnet. The Home Office must submit monthly portfolio performance data to Morningstar. Equity and Balanced Bill and Admin Fee schedules above also apply to Custom Separate Accounts programs on NFS’s Unified Managed Account Platform (a.k.a. Custom Separately Managed Accounts).

Separately Managed Accounts – Separate Account Services (SAS)

SAS Bundle 1 provides access to separately managed accounts only. Bundle 1 is deployed with “Risk Express Track” requiring an advisor to manually choose products without the asset allocation tool and recommendations. Bundle 1 includes the proposal generator, billing, and the research tab for quantitative updates but does not include any qualitative research and does not indicate if a manager is PMC-Approved. It excludes performance reporting.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SAS Bundle 1: Equity and Balanced SMA – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2		Disc 3
First $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%

SAS Bundle 1: Equity and Balanced SMA – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3
First $1B	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%
Over $3B	[***]	%	[***]	%	[***]	%	[***]	%

SAS Bundle 1: Fixed Income SMA/Mutual Fund Choice – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

SAS Bundle 1: Fixed Income SMA/Mutual Fund Choice – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

SAS Bundle 2 provides access to separately managed accounts with the full proposal generator including client profiler and asset allocation tool. Bundle 2 includes billing and the research tab for quantitative updates but does not include any qualitative research and does not indicate if a manager is PMC-Approved. It excludes performance reporting.

SAS Bundle 2: Equity and Balanced SMA – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2		Disc 3
First $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SAS Bundle 2: Equity and Balanced SMA – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3
First $1B	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%
Over $3B	[***]	%	[***]	%	[***]	%	[***]	%

SAS Bundle 2: Fixed Income SMA/Mutual Fund Choice – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

SAS Bundle 2: Fixed Income SMA/Mutual Fund Choice – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

Separately Managed Accounts – Research / Due Diligence

SMA Research is an unbundled option for information on equity, balanced, and fixed income managers. It includes quantitative and qualitative analysis on individual SMA products. SMA Research excludes the proposal generator, access to SMA managers, billing and performance reporting.

SMA Research – Bill

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

SMA Research – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Portfolio Administration Spread

For new accounts in MAS, the spread or difference between the Bill and Admin Fee schedules for manager models in SMA and UMA programs will be paid as shown below. In addition, the Admin Fee percentage shown below will also apply to new Envestnet Direct accounts at Fidelity, after passing the Quarterly Test.

Portfolio Administration Spread – Admin Fee

Spread
New Accounts*	[***]	%

*	Subject to the Quarterly Test.

Alternative Solutions

Alternative Solutions – Bill

No minimum annual account fee

Account Size	List		Disc 1
All Assets	[***]	%	[***]	%

Alternative Solutions – Admin Fee

Enterprise Total	List		Disc 1
First $1B	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%
Over $5B	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SECTION 2: UMA and MMA

Advisor-Directed Unified Managed Account (UMA)

The UMA combines the investment expertise of globally prominent asset managers, ETFs and mutual funds into a single portfolio and custodial account. The program includes full proposal generator, research, performance reporting and billing.

Advisor-Directed UMA – Bill

No minimum annual account fee

Account Size	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5		Disc 6
First $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Advisor-Directed UMA – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5		Disc 6
First $1B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Envestnet will also pay an Admin Fee on the SMA Manager spread as described in the Portfolio Administration Spread section.

Customized Advisor-Directed UMAs

One-time set up charge of $[***] per model or $[***] for a set of seven models applies. The Home Office uses the Manager Console to manage the UMA overlay asset allocation. Models can have mutual funds, ETFs, and Equity SMA sleeves. No Fixed-Income sleeves that have actual bonds are permitted, except for Fixed Income managers designated by Envestnet.

Bill and Admin Fee schedule applies to both Advisor Directed UMA versions 1 and 2.

Bill and Admin Fee schedules above also apply to Custom Advisor Directed Unified Managed Accounts programs on NFS’s Unified Managed Account Platform (a.k.a. Custom UMA).

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Multi-Manager Account (MMA)

Multi-Manager Accounts Program on NFS’s Customized Envestnet Managed Account Platform

The MMA program provides a blend of institutional separate account managers and actively managed mutual funds in single portfolios diversified across multiple asset classes, styles, and disciplines.

All MMA Portfolios

No minimum annual account fee

MMA – Bill

Account Size	List		Disc 1		Disc 2		Disc 3		Disc 4
First $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

MMA – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3		Disc 4
First $1 B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

PMC MMA Portfolios II

Minimum annual account fee: $[***]

MMA Portfolios II - Bill

Account Size	Moderate		Moderate Growth		Growth		Aggressive
First $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%

MMA Portfolios II – Admin Fee

Enterprise Total	List
First $1B	[***]	%
Next $2B	[***]	%
Next $2B	[***]	%
Over $5MM	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Admin Fee Schedule above applies to all PMC MMA Portfolios II (Moderate, Mod. Growth, Growth and Aggressive).

Russell Separate Account Manager Mixes

Russell Separate Account Manager Mixes – Bill

No minimum annual account fee

Account Size	List		Disc 1		Disc 2		Disc 3
First $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	neg.		neg.		neg.		neg.

Russell Separate Account Manager Mixes – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3
First $1B	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%
Over $5B	[***]	%	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SECTION 3: WRAP STRATEGIES

Strategic Advisers Mutual Fund Portfolios

Strategic Advisers is a bundled mutual fund wrap program that includes investment management, full proposal generator, billing, and performance reporting.

Strategic Advisers – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2		Disc 3
First $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%

Strategic Advisers – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3
First $3B	[***]	%	[***]	%	[***]	%	[***]	%
Over $3B	[***]	%	[***]	%	[***]	%	[***]	%

Third Party Strategist Program - Bundled

The bundled Third Party Strategist Program offers individual investors an actively managed portfolio comprised of carefully selected mutual funds or ETF’s managed by independent management firms. The bundled Third Party Strategist program includes full proposal generator, billing, and performance reporting. It excludes management fees.

Third Party Strategist – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc1		Disc 2
First $500K	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%

Third Party Strategist – Admin Fee

Enterprise Total	List		Disc 1		Disc 2
First $1B	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%
Over $3B	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Third Party Strategist Program - Unbundled

The unbundled Third Party Strategist Program offers individual investors an actively managed portfolio comprised of carefully selected mutual funds or ETF’s managed by independent management firms. The unbundled Third Party Strategist program includes full proposal generator and billing. It excludes performance reporting and management fees.

Third Party Strategist – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Third Party Strategist – Admin Fee

Enterprise Total	List		Disc 1
Over $3B	[***]	%	[***]	%

Envestnet PWM Mutual Fund Solution (Sigma MFW) - Bundled

The bundled Envestnet/Sigma Mutual Fund Wrap Program offers individual investors an actively managed portfolio comprised of carefully selected mutual funds or ETF’s managed by Envestnet. The bundled program includes investment management, full proposal generator, billing, and performance reporting.

Envestnet/Sigma MFW – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5
First $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Envestnet/Sigma MFW – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3		Disc 4		Disc 5
First $1B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $3B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Envestnet PMC Strategic ETF Solution

This program offers individual investors a portfolio of carefully selected ETFs managed to strategic asset allocation targets.

Envestnet PMC Strategic ETF – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2		Disc 3		Disc 4
First $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Envestnet PMC Strategic ETF – Admin Fee

Enterprise Total	List		Disc 1		Disc 2		Disc 3		Disc 4
First $1B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%
Over $3B	[***]	%	[***]	%	[***]	%	[***]	%	[***]	%

Envestnet PMC Tactical ETF Portfolios

The PMC Tactical ETF Portfolios utilize a third party strategist and include Core Rotation Portfolios and Total Return Portfolios.

The available portfolios are:

•	Core – Sector Rotation

•	Core – Country Rotation

•	Core – Risk Based (5 portfolios)

•	Total Return – Sector Rotation

•	Total Return – Risk Based (5 portfolios)

The Core Portfolios aim to actively monitor and quantify risk-adjusted expected returns of equities relative to fixed income and dynamically alter corresponding allocations accordingly.

Envestnet PMC Tactical ETF (Core Portfolios)– Bill

No minimum annual account fee

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Envestnet PMC Tactical ETF (Core Portfolios) – Admin Fee

Enterprise Total	List		Disc 1
All Assets	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

The Total Return Portfolios will additionally leverage ETFs where available and seek to increase total returns by increasing allocations to asset classes.

Envestnet PMC Tactical ETF (Total Return Portfolios)– Bill

No minimum annual account fee

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Envestnet PMC Tactical ETF (Total Return Portfolios) – Admin Fee

Enterprise Total	List		Disc 1
All Assets	[***]	%	[***]	%

•	Minimum account size for Core Equity: $50,000

•	Minimum account size for Core Fixed Income: $25,000

•	Minimum account size for Total Return: $100,000

PMC Select Strategic and Dynamic Portfolios (PMC Mutual Funds)

Utilizing the PMC family of mutual funds, the PMC Select Strategic program offers investors a strategically allocated portfolio utilizing active managers. PMC selects the underlying institutional mutual fund managers to participate in this program.

The PMC Select Dynamic program allows additional flexibility to overweight/underweight asset classes from the long-term strategic target.

PMC Select – Bill

No minimum annual account fee

Account Size	List
First $500K	[***]	%
Next $500K	[***]	%
Next $1MM	[***]	%
Next $3MM	[***]	%
Over $5MM	[***]	%

PMC Select – Admin Fee

Enterprise Total	List
First $1B	[***]	%
Next $2B	[***]	%
Over $3B	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

PMC Dynamic ETF Portfolios

PMC utilizes a third party strategist in the Dynamic ETF Program. The program offers conservative, moderate, and growth portfolios.

Minimum account size for all portfolios: $30,000

PMC Dynamic ETF Portfolios – Bill

No minimum annual account fee

Account Size	List
First $500K	[***]	%
Next $500K	[***]	%
Next $1MM	[***]	%
Next $3MM	[***]	%
Over $5MM	[***]	%

PMC Dynamic ETF Portfolios – Admin Fee

Enterprise Total	List
All Assets	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SECTION 4: PROPRIETARY MODEL MANAGEMENT

This section is divided into 2 parts. Section 4a is for Models Traded by Sponsor or Home Office. Section 4b is for Envestnet-Traded Models. There are different fee schedules depending on whether Envestnet or the client is doing the trading.

In addition, the legacy schedules are also listed.

SECTION 4a: Proprietary Model Management—Home Office/Sponsor-Traded

If the Home Office/Sponsor prefers to trade the models, Envestnet provides access via the Models tab on the Advisor Console. The Home Office/Sponsor can author unlimited models and has the ability to publish models to all advisors in the enterprise/firm/branch depending on configuration. The Home Office/Sponsor performs all the trading.

Proprietary Model Management - Home Office/Sponsor-Traded - Bundled

The bundled Program allows a home office or sponsor to create and manage a proprietary model consisting of mutual funds and ETFs. The bundled program includes full proposal generator, billing, and performance reporting. In this program, the Home Office/Sponsor trades the models.

Proprietary Model Management - Home Office/Sponsor-Traded – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Proprietary Model Management Home Office/Sponsor-Traded – Admin Fee

Enterprise Total	List		Disc 1
Over $3B	[***]	%	[***]	%

Proprietary Model Management - Home Office/Sponsor-Traded - Unbundled

The unbundled Program allows a home office or sponsor to create and manage a proprietary model consisting of mutual funds and ETFs. The unbundled program includes full proposal generator and billing. It excludes performance reporting. In this program, the Home Office/Sponsor trades the models.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Proprietary Model Management - Home Office/Sponsor-Traded – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Proprietary Model Management - Home Office/Sponsor-Traded – Admin Fee

Enterprise Total	List		Disc 1
Over $3B	[***]	%	[***]	%

SECTION 4b: Proprietary Model Management – Envestnet-Traded

When clients prefer that Envestnet performs all trading, we provide access to the Manager Console. The Manager Console will have an independent URL with separate login and password. There is a cost* for one time setup of models. Envestnet Portfolio Administration does the trading. This program is sometimes referred to as Proprietary Home Office Models (PHOM).

Proprietary Model Management - Envestnet-Traded - Bundled

The bundled Program allows a home office or sponsor to create and manage a proprietary model consisting of mutual funds and ETFs via the Manager Console. The bundled program includes full proposal generator, billing, and performance reporting. In this program, Envestnet trades the models.

Proprietary Model Management - Envestnet-Traded – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Proprietary Model Management - Envestnet-Traded – Admin Fee

Enterprise Total	List		Disc 1
Over $3B	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Proprietary Model Management - Envestnet-Traded - Unbundled

The unbundled Program allows a home office or sponsor to create and manage a proprietary model consisting of mutual funds and ETFs via the Manager Console. The unbundled program includes full proposal generator and billing. It excludes performance reporting. In this program, Envestnet trades the models.

Proprietary Model Management - Envestnet-Traded – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Proprietary Model Management - Envestnet-Traded – Admin Fee

Enterprise Total	List		Disc 1
Over $3B	[***]	%	[***]	%

* Model Set Up Charges: One-time set up charge of [***] per model or $[***] for set of 7 models applies for both bundled and unbundled programs. The Home Office must use the Manager Console to manage the model. Models can only contain mutual funds, ETFs, and stocks. No bonds are permitted.

******************

The following schedules are the legacy pricing and administrative fee tables.

Proprietary Mutual Fund Wrap Portfolios (only Mutual Funds and ETFs)

Proprietary Mutual Fund Wrap – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2
First $500K	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%	[***]	%

Proprietary Mutual Fund Wrap – Admin Fee

Enterprise Total	List		Disc 1		Disc 2
First $1B	[***]	%	[***]	%	[***]	%
Next $2B	[***]	%	[***]	%	[***]	%
Over $3B	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Home Office Model Management – Sponsor Models

Home Office/Sponsor Models – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1		Disc 2
First $500K	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%
Over $1MM	[***]	%	[***]	%	[***]	%

Proprietary Mutual Fund Wrap – Admin Fee

Enterprise Total	List		Disc 1		Disc 2
All Levels	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SECTION 5: ADVISOR AS PORTFOLIO MANAGER

The Advisor as Portfolio Manager (APM) Program, also known as Rep as Portfolio Manager (RPM) offers access to portfolios comprised of products chosen directly by the advisor. These model portfolios are constructed and rebalanced directly using the Envestnet web based platform. In this section, there are new schedules for pricing and administrative fees. In addition, the legacy schedules are also listed.

Advisor as Portfolio Manager – Bundled

The bundled program includes model management tools, full proposal generator, billing, and performance reporting.

Advisor as Portfolio Manager – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Advisor as Portfolio Manager – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

Advisor as Portfolio Manager – Unbundled

The unbundled program includes model management tools, full proposal generator, and billing. It excludes performance reporting.

Advisor as Portfolio Manager – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Next $1MM	[***]	%	[***]	%
Next $3MM	[***]	%	[***]	%
Over $5MM	[***]	%	[***]	%

Advisor as Portfolio Manager – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Model Management Tools Only – License Fee

Includes model management tools and full proposal generator. It excludes billing and performance reporting.

BILL

	1 Seat at a time		50 Seats (volume pricing)		100 Seats (volume pricing)
Rate per Seat*	$	[***]	$	[***]	$	[***]

ADMIN FEE

Enterprise Total	1 Seat at a time		50 Seats (volume pricing)		100 Seats (volume pricing)
All Levels	[***]	%	[***]	%	[***]	%

*	License Fee is charged per Entitlement. The License Fee applies to both advisors and administrative users.

******************

The following schedules are the legacy pricing and administrative fee tables.

Model Management Tools Only – License Fee

BILL

	1 Advisor at a time		50 Advisors (volume pricing)		100 Advisors (volume pricing)
Rate per Advisor (Rep)	$	[***]	$	[***]	$	[***]

ADMIN FEE

Enterprise Total	1 Advisor at a time		50 Advisors (volume pricing)		100 Advisors (volume pricing)
All Levels	[***]	%	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Rep as Portfolio Manager on NFS’s Unified Managed Account Platform (a.k.a. MAS Model Management Tools)

Front-End Tools (Model Management) Reporting and Administration Services (Performance Reporting)

Rep as Portfolio Manager is a sophisticated portfolio modeling and diagnostic set of tools, empowering representatives as portfolio managers to manage model portfolios for their clients. In practice, Front-End Tools are sold with performance reporting and billing beginning at a [***]bps list price (combining the two services: Model Management and Reporting and Administration). For the purposes of arriving at the ADMIN FEE, the two ADMIN FEE schedules below are averaged. For example, if Discount 2 is sold at [***]% ([***]% +[***]%), the ADMIN FEE is determined by averaging [***]% and [***]% to arrive at a ADMIN FEE percentage of [***]%.	For accounts where performance reporting is not included. Billing is part of Reporting and Administrative Services.

Pricing Option A:	$[***] Minimum Fee per RAS Account

BILL

Account Size	List		Disc. 1		Disc. 2
First $500K	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%
Over $1MM	[***]	%	[***]	%	[***]	%

BILL

Account Size	List		Disc 1		Disc. 2		Disc. 3
First $500K	[***]	%	[***]	%	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%	[***]	%	[***]	%
Over $1MM	[***]	%	[***]	%	[***]	%	[***]	%

Admin Fee

Enterprise Total	List		Disc. 1		Disc. 2
All Levels	[***]	%	[***]	%	[***]	%

Admin Fee

Enterprise Total	List		Disc 1		Disc. 2		Disc. 3
All Levels	[***]	%	[***]	%	[***]	%	[***]	%

Pricing Option B: Per-Seat License:

1) Bill – suggested price of $[***] per annum for first 100 advisors

2) Admin Fee – $[***] flat fee to Envestnet; NFS to receive the balance

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SECTION 6: PERFORMANCE REPORTING

The following schedule shows the pricing and administrative fees for Reporting with Billing Computation Only and for Reporting with Full Billing Administration.

Performance Reporting – Fidelity Preferred Pricing -Discount 1

No Minimum Annual Fee Commitment*

Reporting & Billing Computation only	Reporting & Full Billing Administration
Asset pricing: [***] bps annual fee Billed quarterly in advance based on quarter end account balance, and subject to a minimum fee of $[***] per year. ByAllAccounts fee is flat $[***] per account/year	Asset pricing: [***] bps annual fee Billed quarterly in advance based on quarter end account balance, and subject to a minimum fee of $[***] per year. ByAllAccounts fee is flat $[***] per account/year

$[***] Minimum Annual Fee Commitment*

Reporting & Billing Computation only		Reporting & Full Billing Administration
For advisors willing to commit to an annual minimum reporting fee of $[***] per year, Envestnet offers discounted pricing.
Advisors must choose one price schedule, either the asset pricing or account pricing schedule.

Account pricing:	$[***] per account $[***] for ByAllAccounts	Account Pricing:	$[***] per account $[***] for ByAllAccounts

Asset pricing: [***] bps

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***]and a maximum fee of $[***]per year. The minimum annual fee for ByAllAccounts is $[***]/account.

Asset Pricing: [***] bps

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.

$[***] Minimum Annual Fee Commitment*

For advisors that are willing to commit to an annual minimum relationship fee of $[***] per year, Envestnet offers discounted pricing. Advisors must choose one price schedule, either the asset pricing or account pricing schedule.

Account Based Pricing – Reporting & Billing Computation only (annual charge per account per year)		Account Based Pricing – Reporting & Full Billing Administration (annual charge per account per year)
First 100 accounts	$[***]	First 100 accounts	$[***]
Next 200 accounts	$[***]	Next 200 accounts	$[***]
Next 700 accounts	$[***]	Next 700 accounts	$[***]
Next 2,000 accounts	$[***]	Next 2,000 accounts	$[***]
Over 3,000 accounts	$[***]	Over 3,000 accounts	$[***]
ByAllAccounts	$[***] surcharge	ByAllAccounts	$[***] surcharge

Asset Based Pricing – Reporting & Billing Computation only (annual charge per account per year)		Asset Based Pricing – Reporting & Full Billing Administration (annual charge per account per year)

[***] bps of account value annually		[***] bps of account value annually

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.		Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Additional Annual Fee Commitment Options**

Asset Based Pricing – Reporting & Billing Computation only (annual charge per account per year)			Asset Based Pricing – Reporting & Full Billing Administration (annual charge per account per year)
Minimum Asset Commitment	Fee	Minimum Annual Fee	Minimum Asset Commitment	Fee	Minimum Annual Fee
$80M: bps	[***]	$[***]	$80M: bps	[***]	$[***]
$200M: bps	[***]	$[***]	$200M: bps	[***]	$[***]
$500M: bps	[***]	$[***]	$500M: bps	[***]	$[***]
> $1,000M: bps	[***]	$[***]	> $1,000M: bps	[***]	$[***]

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.			Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.

Admin Fee

All Levels	[***]	%

Above Admin Fee % applies to all stated fees (any Account, Account Based ($), and Asset Based) as well as minimum and maximum fees.

Envestnet offers two ways for data from statements to be entered directly into the reporting system. Consolidated level statements (for example, private equity, bank statements, non-custodied assets) can be entered directly by the advisor via the web based user interface. For fully transactional data entry Envestnet must perform this data entry. Both methods require a per account charge, and when Envestnet performs data entry there is surcharge for data entry:

Manual Account Pricing

Manual Account, Reporting & Billing Computation	Manual Account, Reporting & Full Billing Admin.
Advisor enters manual data: $[***]/account/year	Advisor enters manual data: $[***]/account/year

Envestnet enters manual data: $[***]/account/year plus

•        Plus $[***]per statement entry at a consolidated level (i.e. account level detail, not security level detail), or

•        Plus $[***]per hour to enter individual transactions from statement.

Envestnet enters manual data: $[***]/account/year plus

•        Plus $[***]per statement entry at a consolidated level (i.e. account level detail, not security level detail), or

•        Plus $[***]per hour to enter individual transactions from statement.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Client Permissioned Account Aggregation (ByAllAccounts)

Envestnet offers aggregation of accounts that are not otherwise available through a direct custodial interface or through DST, DAZL or DTCC. These services are provided using ByAllAccounts and are subject to an additional fee per account as follows:

Client Permissioned Account Aggregation (ByAllAccounts) (annual charge per account per year)		ByAllAccounts fees are a data surcharge that is added to the account fees or minimum fees shown above.
All accounts	$[***]
Certify existing interface (takes 2-10 business days)	$[***]
Develop & Certify new interface (takes 2-12 weeks)	$[***]

*	DST, DAZL, and DTCC are available under these pricing sections for a one-time provisioning fee of $[***].
**	DST, DTCC, DAZL are available under these pricing sections, and require a minimum annual reporting/aggregation fee >$[***]to Envestnet.

Admin Fee

All Levels	[***]	%

Above Admin Fee % applies to all stated fees with exception of fees for certifying existing interface and developing and certifying new interface.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Performance Reporting – Fidelity Preferred Pricing – Discount 2

No Minimum Annual Fee Commitment*

Reporting & Billing Computation only	Reporting & Full Billing Administration
Asset pricing: [***] bps annually Billed quarterly in advance based on quarter end account balance, and subject to a minimum fee of $[***] per year. ByAllAccounts fee is flat $[***] per account/year	Asset pricing: [***] bps annually Billed quarterly in advance based on quarter end account balance, and subject to a minimum fee of $[***]per year. ByAllAccounts fee is flat $[***] per account/year

$[***] Minimum Annual Fee Commitment*

For advisors willing to commit to an annual minimum reporting fee of $[***] per year, Envestnet offers discounted pricing.

Advisors must choose one price schedule, either the asset pricing or account pricing schedule.

Reporting & Billing Computation only		Reporting & Full Billing Administration
Account pricing:	$[***] per account $[***] for ByAllAccounts	Account Pricing:	$[***] per account $[***] for ByAllAccounts

Asset pricing: [***] bps

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.

Asset Pricing: [***] bps

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***]and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.

$[***] Minimum Annual Fee Commitment*

For advisors willing to commit to an annual minimum reporting fee of $[***] per year, Envestnet offers discounted pricing.

Advisors must choose one price schedule, either the asset pricing or account pricing schedule.

Account Based Pricing – Reporting & Billing Computation only (annual charge per account per year)		Account Based Pricing – Reporting & Full Billing Administration (annual charge per account per year)
First 100 accounts	$[***]	First 100 accounts	$[***]
Next 200 accounts	$[***]	Next 200 accounts	$[***]
Next 700 accounts	$[***]	Next 700 accounts	$[***]
Next 2,000 accounts	$[***]	Next 2,000 accounts	$[***]
Over 3,000 accounts	$[***]	Over 3,000 accounts	$[***]

Asset Based Pricing – Reporting & Billing Computation only (annual charge per account per year)	Asset Based Pricing – Reporting & Full Billing Administration (annual charge per account per year)
[***] bps of account value annually	[***] bps of account value annually

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***]and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.	Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.

Additional Annual Fee Commitment Options**

Asset Based Pricing – Reporting & Billing Computation only (annual charge per account per year)			Asset Based Pricing – Reporting & Full Billing Administration (annual charge per account per year)
Minimum Asset Commitment	Fee	Minimum Annual Fee	Minimum Asset Commitment	Fee	Minimum Annual Fee
$80M: bps	[***]	$[***]	$80M: bps	[***]	$[***]
$200M: bps	[***]	$[***]	$200M: bps	[***]	$[***]
$500M: bps	[***]	$[***]	$500M: bps	[***]	$[***]
> $1,000M: bps	[***]	$[***]	> $1,000M: bps	[***]	$[***]

Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.			Billed quarterly in advance based on quarter end account balance, subject to a minimum fee of $[***] and a maximum fee of $[***] per year. The minimum annual fee for ByAllAccounts is $[***]/account.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Admin Fee

All Levels	[***]%

Above Admin Fee % applies to all stated fees (Any Account, Account Based ($), and Asset Based) as well as minimum and maximum fees.

Envestnet offers two ways for data from statements to be entered directly into the reporting system. Consolidated level statements (for example, private equity, bank statements, non-custodied assets) can be entered directly by the advisor via the web based user interface. For fully transactional data entry Envestnet must perform this data entry. Both methods require a per account charge, and when Envestnet performs data entry there is surcharge for data entry:

Manual Account Pricing

Manual Account, Reporting & Billing Computation	Manual Account, Reporting & Full Billing Admin.
Advisor enters manual data: $[***]/account/year	Advisor enters manual data: $[***]/account/year

Envestnet enters manual data: $[***]/account/year plus

•        Plus $[***] per statement entry at a consolidated level (i.e. account level detail, not security level detail), or

•        Plus $[***] per hour to enter individual transactions from statement.

Envestnet enters manual data: $[***]/account/year plus

•        Plus $[***] per statement entry at a consolidated level (i.e. account level detail, not security level detail), or

•        Plus $[***] per hour to enter individual transactions from statement.

Client Permissioned Account Aggregation (ByAllAccounts)

Envestnet offers aggregation of accounts that are not otherwise available through a direct custodial interface or through DST, DAZL or DTCC. These services are provided using ByAllAccounts and are subject to an additional fee per account as follows:

Client Permissioned Account Aggregation (ByAllAccounts) (annual charge per account per year)		ByAllAccounts fees are a data surcharge that is added to the account fees or minimum fees shown above.
All accounts	$[***]
Certify existing interface (takes 2-10 business days)	$[***]
Develop & Certify new interface (takes 2-12 weeks)	$[***]

*	DST, DAZL, and DTCC are available under these pricing sections for a one-time provisioning fee of $[***].
**	DST, DTCC, DAZL are available under these pricing sections, and require a minimum annual reporting/aggregation fee >$[***] to Envestnet.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Admin Fee

All Levels	[***]	%

Above Admin Fee % applies to all stated fees with exception of fees for certifying existing interface and developing and certifying new interface.

Miscellaneous Fees:
Manual entry of cost basis data at setup	$	[***]/tax lot
Manual entry of historical data	$	[***]/hour

Fees do not include charges for converting historical performance data which typically equate to [***]% - [***]% of first year fees, depending on data quality.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SECTION 7: OTHER PRODUCTS AND PROGRAMS

PMC Tax Sensitive Overlay (aka Ongoing Tax Management)

Tax-aware portfolio management that leverages optimization software while keeping the tax-aware portfolio close to the manager’s model portfolio.

Tax Sensitive Overlay – Bill

No minimum annual account fee

Account Size	List		Disc 1
All Assets	[***]	%	[***]	%

Tax Sensitive Overlay – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

PMC Tax Management Services (aka Tax Transition)

Individualized solution to customize realization of large unrealized gains or other unique circumstances.

Tax Management Services – Bill

No minimum annual account fee

Account Size	List		Disc 1
All Assets	[***]	%	[***]	%

Tax Management Services – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Socially Responsible Investments (SRI) Personal Conviction Screens

The SRI Personal Conviction Screens program is designed for advisors whose clients wish to integrate Environmental, Social and Governance (ESG) factors into their investments. Utilizing the investment models of independent investment money managers, this integrated solution screens out, on a best efforts basis, a clients’ exposure to securities of companies that are not aligned with their personal convictions.

SRI – Bill

No minimum annual account fee

Account Size	List
All Assets	[***]	%

SRI – Admin Fee

Enterprise Total	List
All Levels	[***]

Time Segmented Distribution (TSD) and Retirement Outcome Advisor (ROA) Reporting Fee – License Fee

TSD and ROA are separate services. If an advisor chooses both services, 2 license fees will apply.

TSD/ROA – Bill

	1 Seat at a time		50 Seats (Volume Pricing)		100 Seats (Volume Pricing
Rate per Seat*	$	[***]	$	[***]	$	[***]

TSD/ROA – Admin Fee

Enterprise Total	1 Seat at a time		50 Seats (Volume Pricing)		100 Seats (Volume Pricing)
All Levels	[***]	%	[***]	%	[***]	%

*	License Fee is charged per Entitlement. The License Fee applies to both advisors and administrative users.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Time Segmented Distribution (TSD)/Retirement Outcome Advisor (ROA) Reporting Fee – Per Account Fee

TSD and ROA are separate services. If an account utilizes both services, both fees will apply.

TSD/ROA – Bill

Per Account
Rate per Account (Transfer Price to Fidelity)	$	[***]
% Revenue to Fidelity		[***]	%
Fidelity Mark-up	$	[***]
Rate per Account	$	[***]

TSD/ROA – Admin Fee

Enterprise Total	Per Account
All Levels	[***]	%

Annuities Services

Annuities Services – Bill

Minimum annual account fee: $[***]

Account Size	List		Disc 1
First $500K	[***]	%	[***]	%
Next $500K	[***]	%	[***]	%
Over $1MM	[***]	%	[***]	%

Annuities Services – Admin Fee

Enterprise Total	List		Disc 1
All Levels	[***]	%	[***]	%

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

SECTION 8: PARTNER ADVANTAGE PROGRAM

Partner Advantage

Partner Advantage is available to firms that make an asset-based commitment to use the MAS SMA and UMA programs. Partner Advantage includes the proposal generator, research, and billing. It does not include performance reporting or wholesaling. Selected strategies and managers will be made available at reduced fees. Partner Advantage is available for firms converting $[***] million in SMA/UMA assets. The Platform Fee shown below for Partner Advantage applies to both SMA and UMA accounts.

Partner Advantage – Bill

SMA minimum annual account fee: $[***].

Account Size
All Assets	[***]	%

Partner Advantage – Admin Fee

Enterprise Total
All Assets	[***]	%

SMA and UMA accounts in the Partner Advantage program will also be eligible for an Admin Fee of [***]% of the Portfolio Administration Spread.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Overview/Notes of NFS -Envestnet Platform Fee Schedule

1.	The fee schedules include both the platform fee to be charged to the account holder (such fee is specified as a percentage in the applicable table entitled “Bill” and is based on the amount of assets in such account holder’s account(s) in any of the Programs) and the percent of such platform fee that will be distributed to NFS through an Administrative Services Fee, (such Administrative Services Fee is specified in the applicable table entitled “Admin Fee” and is based on the aggregate amount of assets in accounts in the Programs including NFS and FBS accounts (see note 5 below) during the applicable period (such aggregate amount is referred to as the “enterprise level”)).

2.	Tiered Pricing: Pricing is tiered both at the account level and at the enterprise level. The ‘account level’ tiering determines the platform fee that will be charged to the account holder. The ‘enterprise level’ tiering determines the percent of the aggregate platform fees that will be paid to NFS as an Admin Fee (see note 12).

3.	Billing Fees: The pricing to each account (i.e., the ‘bill’ side) is consistent to the client account regardless of the cumulative enterprise assets.

4.	Householding: Program fees are calculated based on the total assets held within a household within each Program, including separately managed account portfolios, wrap accounts, home office model management, rep as pm, advisor directed UMA, multi-manager accounts and reporting only. A household includes all accounts held by members of an immediate family, i.e., parents, siblings, spouse, and children. Assets held in all separately managed account portfolios (equity SMA, fixed income SMA, and mutual fund holdings) within a household are summed to calculate fees for those accounts. Similar calculations are made within the other Program types (i.e., wrap accounts and multi-manager accounts).

5.	Administrative Service Fee Schedule: All Envestnet program assets at Fidelity, with the exception of the Strategic Advisors Mutual Fund Portfolio program, are summed to determine the enterprise level within the applicable Admin Fee schedule to be used. This includes assets custodied at FBS and NFS. In addition, Envestnet’s non-MAS managed account assets with [***] will be added to the total of Fidelity assets to determine the Enterprise total. Assets in the Strategic Advisor Wrap Portfolios are summed separately to determine the Admin Fee schedule that applies to those assets. Once the total assets reach a new threshold, a higher portion of the platform fee collected on all subsequent assets will be paid to NFS according to the applicable Admin Fee schedule.

6.	Admin Fee based on Percentage: The portion of the Admin Fee to be paid to NFS is calculated using a single percentage. That percentage applies to all levels of the ‘account level’ tiering.

7.	A portion of the minimum fee per account will be paid to NFS according to the applicable Admin Fee Schedule.

8.	Platform Fee Discounts: Each product solution is priced with Admin Fee schedules to give reps from NFS some flexibility in selling the platform. Although it is possible to build additional discounted fee schedules into the Envestnet billing system, each schedule must be entered manually. If additional discount schedules are desired, it is preferred that those schedules be defined at the onset. The admin fee percentage for a newly added discount schedule will match the discount schedule listed for the nearest first tier (e.g., if a schedule is established for a product with a first tier equal to [***]bp, the admin fee percentage will match that listed for [***]bp. A new schedule starting at [***]bp will match that listed for [***]bp.)

9.	Reporting and Administrative Services are available for accounts custodied at Fidelity or other custodial systems that provide data to Envestnet’s systems electronically.

10.	Separate development fees will be charged to any advisor that requires further customization of the platform to accommodate its own investment programs, for example: development of product profiles, asset allocation diagrams, questionnaire scoring, performance hypotheticals, etc. These fees will generally be a one-time charge. Revenues from these development activities will be retained in full by Envestnet.

11.	Separate development fees will be charged to any broker dealer to fulfill a request for additional separate account managers on that firms the platform. The fee to develop the first product profile, setup the manager/product on the Envestnet data base and in APL, setup the manager/product on the website, train/test the manager on APL and test the connection, complete sub-manager contracts will be $[***]. Each additional product from this same manager will cost $[***] to setup. Revenues from these development activities will be retained in full by Envestnet.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

12.	The “Bill” and “Admin Fee” amounts specified above for the Strategic Advisers Wrap Portfolios include amounts to be paid to SAI by Envestnet pursuant to the separate agreement between Envestnet and SAI. Such amounts are included in the percentages specified in such tables solely for the parties’ convenience, and notwithstanding the inclusion of such amounts in such percentages in such tables, Envestnet shall pay all amounts due from Envestnet to SAI directly to SAI in accordance with the terms of such separate agreement between Envestnet and SAI (the remaining portion of the percentage specified in the Admin Fee table will be paid by Envestnet to NFS, as applicable).

13.	With respect to the fee schedule set forth above for the Strategic Advisers Mutual Fund Portfolios, if amounts payable by Envestnet pursuant to such fee schedule for a particular period for a given account are less than the amounts otherwise payable by Envestnet to SAI with respect to such account for such period pursuant to the separate sub-advisory agreement (the “Sub-Management Agreement”) between Envestnet and SAI (the difference between such amounts is referred to herein as the “SAI Shortfall”), then Envestnet shall (i) withhold the amount of the SAI Shortfall from amounts that are due and payable by Envestnet to NFS hereunder in respect of other accounts that do not have an SAI Shortfall for such period, and (ii) promptly remit the amount of the SAI Shortfall to SAI in accordance with the terms of the Sub-Management Agreement on behalf of NFS.

Billing Procedures

Program fees will be billed quarterly, in advance, and utilize period ending balance (PEB) account values. Envestnet will calculate the total Client fees and submit the fee debit instructions to NFS for automatic payments from each Client’s account. NFS will process Envestnet’s instructions to debit Program fees due from Clients pursuant to authority to do so granted to Envestnet in an agreement between each Client and Envestnet. Envestnet shall instruct NFS to release the fees as follows: (i) NFS’ portion of the fee shall be retained by NFS; (ii) NFS will remit the relevant Advisor’s portion of the fee to the Advisor (per Correspondent Clearing Statement); and (iii) the remaining portion of the fee shall be released to Envestnet (and Envestnet shall be responsible for paying any applicable sub-advisory fees to the appropriate Money Manager). Prior to the aforementioned release of fees, Envestnet shall send to each Client a fee statement, at least quarterly, indicating all amounts to be disbursed from the Client’s account. All fees shall be based on the amount of assets under management in each Client account during the applicable period of determination, calculated on a pro rata basis for any partial period, as applicable, and payable by Clients in accordance with the terms of the applicable Advisory Agreement.

[***] Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.